Exhibit 99.2

| Company Driving Growth through Commercial Excellence and Business Development May 20, 2020

Forward Looking Statement

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio's current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio. All statements other than historical facts may be forward-looking statements; words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may", "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will," "aim" or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio. Factors that could cause Assertio's actual results to differ materially from those implied in the forward-looking statements include: (1) risks related to disruption of management time from ongoing business operations due to the integration of the merger with Zyla Life Sciences (the "Merger"); (2) unexpected costs, charges or expenses resulting from the Merger; (3) the ability of the Assertio to retain key personnel; (4) potential adverse changes to business relationships resulting from the Merger; (5) the combined company's ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company's existing businesses; (6) negative effects of the Merger on the market price of Assertio's common stock, credit ratings and operating results; (7) legislative, regulatory and economic developments, including changing business conditions in the industries in which Assertio operates; (8) Assertio's ability to successfully pursue business development, strategic partnerships, and investment opportunities to build and grow for the future; (9) the commercial success and market acceptance of Assertio's products; (10) coverage of our products by payors and pharmacy benefit managers; (11) our ability to execute on our sales and marketing strategy, including developing relationships with customers, physicians, payors and other constituencies; (12) the entry of any generic products for any of our products; (13) the outcome of our opioid-related investigations, our opioid-related litigation brought by state and local governmental entities and private parties, and our insurance, antitrust and other litigation, and the costs and expenses associated therewith; (14) Assertio's estimates regarding expenses, future revenues, capital requirements and needs for additional financing; (15) Assertio's ability to generate sufficient cash flow from its business to make payments on its indebtedness, Assertio's ability to restructure or refinance its indebtedness and Assertio's compliance with the terms and conditions of the agreements governing its indebtedness; (16) compliance or non-compliance with legal and regulatory requirements related to the development or promotion of pharmaceutical products in the U.S.; (17) Assertio's plans to acquire, in-license or co-promote other products, and/or acquire companies; (18) Assertio's ability to raise additional capital, if necessary; (19) Assertio's ability to successfully develop and execute its sales and marketing strategies; (20) variations in revenues obtained from collaborative agreements; (21) Assertio's collaborative partners' compliance or non-compliance with obligations under its collaboration agreements; (22) the ability of Assertio's common stock to regain compliance with Nasdaq's minimum closing bid requirement of at least $1.00 per share; (23) the impact of Zyla's bankruptcy and acquisition of products from Iroko Pharmaceuticals; (24) obtaining and maintaining intellectual property protection for our products; (25) our ability to operate our business without infringing the intellectual property rights of others; (26) the outcome of any other litigation in which we are or may be involved; (27) the impact of disasters, acts of terrorism or global pandemics; (29) general market conditions; and other risks listed in Assertio's filings with the United States Securities and Exchange Commission ("SEC"). These risks are more fully described in the joint proxy statement/prospectus filed with the SEC in connection with the Merger and Assertio's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and in other filings Assertio makes with the SEC from time to time. While Assertio may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by applicable law.

2 |

ASSERTIO

| Our Unique Value Proposition Reduction in Total Primed to Take the Lead in Commercial Execution Reduction in Total A company with proven commercial expertise and success • Pro forma 2019 net product sales of approximately $128 million • Project mid to high single digit net product sales growth • Planning to become leading pharma company through commercial know - how Bringing differentiated treatments to range of providers • Focused on patients currently treated by neurologists, orthopedic surgeons, urologists, podiatrists, OBGYNs and psychiatrists • Aim to reduce physician hassle and increase patient accessibility • Seeking additional product candidates/products to diversify Focused on delivering returns for shareholders • Anticipate EBITDA margin of greater than 25% • Expect net debt to EBITDA of less than two times • Expect to be well positioned to acquire additional products 3

| Experienced Team 4 Proven Track Record of Success Todd Smith CEO, President and Director Mark Strobeck, Ph.D COO Stan Bukofzer, M.D. CSO & CTO Megan Timmins General Counsel Dan Peisert CFO Sarah Longoria VP of HR

| Supportive and Experienced Board 5 Arthur Higgins Non - executive Chairman Timothy Walbert Lead Independent Director Chairman, President and CEO • Heather Mason Former Senior Executive of Abbott Laboratories • William T. McKee Former CFO, Barr Pharmaceuticals • Andrea Heslin Smiley President and CEO of VMS BioMarketing • Todd Smith Assertio President, CEO and Director • Peter D. Staple CEO, Corium International, Inc. • James L. Tyree Managing Partner, Tyree & D’Angelo Partners • David Wheadon Former Senior Executive of AstraZeneca plc

| The Right People, Process and Products Commercial Excellence The Process in Place • Data - driven targeting to optimize efficiencies • Impactful brand promise for physicians and patients • Reduce hassle for the physicians through patient access programs (co - pay card, samples, hotline) 6 The Right Team • Proven leadership with track record of results • Salesforce optimized with the right field - based reps • Experts in key elements of commercialization (market access, patient services, distribution, brand, analytics, market research, salesforce optimization) The Opportunity • Take advantage of trend towards non - opioid pain products • Platform capabilities enable us to seamlessly add in new product offerings • Primed to be a consolidator in a market ripe for opportunity

| A Leading Branded NSAID Portfolio Neuro NSAID Hospital Each Therapeutic Area Expected to Contribute ~1/3 of Net Product Sales 7

| Zyla Pain Ortho Podiatry Urology OB/GYN Neurologists PCP Serving a Broad Specialty Base in Offices and Hospitals Provides Potential for Future Growth Opportunities Doctor’s Office Hospital 8

| Driving Differentiated Product Messages to Support Trial & Adoption Rapid absorption similar to IM ketorolac, dosing up to 5 days for pain relief in a convenient nasal spray When suffering from moderate to moderately severe pain, SPRIX provides a non - narcotic intranasal NSAID with opioid - level pain relief Only FDA - approved single - agent prescription NSAID that provides rapid onset of action and proven efficacy CAMBIA is a novel approach with analgesic and anti - inflammatory effects specific to acute migraine of all severities. Give CAMBIA a shot ZIPSOR is a non - opioid choice for the many faces of acute pain Indomethacin formulation flexibility for patients’ needs SPRIX Cambia Zipsor Indocin Zorvolex provides 23% lower overall systemic exposure than other oral diclofenac options due to SoluMatrix Technology Zorvolex 9

| SPRIX Nasal Spray: An Opioid - Level Pain Reliever Rapid absorption similar to IM ketorolac, dosing up to 5 days for pain relief in a convenient nasal spray SPRIX is indicated in adult patients for the short term (up to 5 days) management of moderate to moderately severe pain that requires analgesia at the opioid level Non - Opioid for Moderate to Moderately Severe Pain 10

| CAMBIA: a Novel and Fast Migraine Treatment CAMBIA is indicated for acute treatment of migraine attacks with or without aura Only single - agent prescription NSAID approved to treat acute migraine with or without aura NOVEL Reaches peak plasma levels at 15 minutes due to dynamic buffering technology FAST Dual pathway therapeutic role by counteracting peripheral and central sensitization Treats migraine pain and symptoms MULTI - MODAL APPROACH MIGRAINE RELIEF THAT GOES BEYOND PAIN Only FDA - approved single - agent prescription NSAID that provides rapid onset of action and proven efficacy Only NSAID for Migraine in Unique Powder Delivery. 11

Diclofenac FRANCHISE Options

Zipsor® (diclofenac potassium)
Liquid Filled Capsules

ZIPSOR is indicated for relief of mild to moderate acute pain in adults (18 years of age or older).
For treatment of mild to moderate acute pain.

- ZIPSOR is a non-opioid choice for the many faces of acute pain
- Unique ProSorb Dispersion Technology that results in peak plasma levels in 27 minutes

Rapid Release Works in
Under 1 HOUR

Median time to onset of pain relief was <1 hr[5]

ZORVOLEX™

ZOLVOLEX is indicated for the management of mild to moderate acute pain.
Management of osteoarthritis pain.

- ZORVOLEX: The lowest FDA-approved dose of diclofenac available
- Two doses 18MG and 35 MG
- Zorvolex provides 23% lower overall systemic exposure than other oral diclofenac options due to SoluMatrix Technology



Original NSAID particle size



SoluMatrix® NSAID particle size

12 | ASSERTIO

| Indocin is Positioned to Grow Only Indomethacin Suppository Available in the U.S. INDOCIN is a nonsteroidal anti - inflammatory drug indicated for: • Moderate to severe rheumatoid arthritis including acute flares of chronic disease • Moderate to severe ankylosing spondylitis • Moderate to severe osteoarthritis • Acute painful shoulder (bursitis and/or tendinitis) • Acute gouty arthritis Large Market Opportunity • 2,000,000 Indomethacin TRx annually – 0.04% suppository and 0.015% oral suspension • Clinical guidelines in the EU and US recommend the use of INDOCIN SUPPOSITORIES in ERCP • ERCP (Endoscopic Retrograde Cholangio Pancreatography) represents 600,000 procedures annually – Less than 10% penetration, currently Plan to launch additional strategies to support growth 13

| 14 Financials

| A Financial Snapshot Well Positioned to Grow Significant Potential Revenue • 2019 pro forma net product sales of approximately $128 million 1 • Project mid to high single digit revenue growth Cost Synergies from Merger • Combined synergy potential upwards of $40 million • Previously announced $15 million in annual acceleration of cost savings initiatives Strong Cash Position • Q1 Assertio cash of $105.9 million • Q1 Zyla cash of $14.9 million • $14.5 million in Zyla debt & $76.3 million in Assertio tender paid down as part of the close • Owed additional $50 MM in royalties based on first $70 million in sales of Gralise Attractive Pro Forma Non - GAAP Adjusted EBITDA Margin and Debt Profile • Anticipated 2020 pro forma non - GAAP adjusted EBITDA margin of greater than 25% • Projected 2020 pro forma net debt to EBITDA leverage of two times 15

| Plan to Continue to Grow Through BD and M&A Foundation in Place 16 Goal: 1 - 2 Deals in Next 12 Months Patient Support M&A Utilize commercial infrastructure for growth to realize full synergies. (i.e. Zyla - Assertio) Product Acquisitions Seeking under commercialized, broad therapeutic areas and additional intellectual property. (i.e. SPRIX, Iroko portfolio) Developed Commercial Excellence Financial Infrastructure Plan to grow organically through 3 business segments Net product sales, cash, low debt to EBITDA Focused Opportunity for Growth

| 2020 Milestones Primed to be a Leader in Commercial Execution Plan to: □ Realize financial synergies □ Grow net product sales mid to high single digits □ Launch new INDOCIN strategies □ Execute at least one business development transaction 17

| Non - GAAP Information This presentation includes estimated non - GAAP adjusted EBITDA margin and non - GAAP net debt to EBITDA leverage, each, a non - GAAP financial measure. The Company believes these non - GAAP financial measures not only provide the Company’s management with comparable financial data for internal financial analysis but also provide meaningful supplemental information to investors. Specifically, these non - GAAP financial measures enable investors to better understand the anticipated performance of the business and facilitate a meaningful evaluation of the Company’s preliminary estimate for non - GAAP adjusted EBITDA margin and non - GAAP net debt to EBITDA leverage for 2020. These non - GAAP measures should be considered a supplement to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP. No reconciliation of estimated non - GAAP adjusted EBITDA margin or non - GAAP net debt to EBITDA leverage is provided in this presentation because some of the excluded information is not yet ascertainable or accessible and the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts.